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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                Current Report


               Filed pursuant to Section 12, 13, or 15(d) of the
                        Securities Exchange Act OF 1934




      Date of Report (Date of earliest event reported):  January 22, 1999



                       INTEGRATED CIRCUIT SYSTEMS, INC.
                       --------------------------------
                (Exact name of issuer as specified in charter)



       PENNSYLVANIA                   0-19299             23-2000174
 (State or Other Jurisdiction        Commission        (I.R.S. Employer
     of Incorporation or             file number        Identification
       Organization)                                        Number)

        2435 Boulevard of the Generals, Norristown, Pennsylvania 19403
                   (Address of principal executive offices)


                                (610) 630-5300
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS
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     On January 22, 1999, Integrated Circuit Systems, Inc. (the "Company")
issued a press release announcing that the Company had postponed the date of its Annual Meeting of Shareholders from January 25, 1999 to February 1, 1999 so as to allow shareholders to receive and have time to consider additional information concerning the Company's January 20, 1999 merger agreement in order to make an informed voting decision on the matters to be considered at the Annual Meeting. A copy of the letter sent to shareholders on January 22, 1999 containing such additional information is being filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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 (c)  Exhibits

99.1  Letter to Shareholders dated January 22, 1999.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTEGRATED CIRCUIT SYSTEMS, INC.


         Date: January 22, 1999  By: /s/  Hock E. Tan
                                     ----------------------
                                     Hock E. Tan
                                     Chief Financial Officer
                                     and Chief Operating Officer

                                      -3-
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                                 EXHIBIT INDEX

EXHIBIT
   No.              DESCRIPTION
 -----              -----------

99.1      Letter to Shareholders dated January 22, 1999.

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